Exhibit 99.2

NEITHER THIS DEBENTURE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES. NOTWITHSTANDING THE FOREGOING, THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR ARRANGEMENT SECURED BY SUCH SECURITIES.

ORIGINAL ISSUE DATE: MARCH [ ], 2002

No. [ ]                                                       $[500,000]

                              VISUAL NETWORKS, INC.
           5% SENIOR SECURED CONVERTIBLE DEBENTURE DUE MARCH 25, 2006

         THIS DEBENTURE is one of a series of duly authorized and issued debentures of Visual Networks, Inc., a corporation organized under the laws of the state of Delaware (the "COMPANY"), designated as its 5% Senior Secured Convertible Debentures due March 25, 2006 in the aggregate principal amount of Ten Million Five Hundred Thousand Dollars ($10,500,000) (collectively, the "DEBENTURES").

         FOR VALUE RECEIVED, the Company promises to pay to the order of [ ] or its registered assigns (the "HOLDER") the principal sum of [Five Hundred Thousand Dollars ($500,000)] and any additional sums due pursuant to the terms hereof, on the Maturity Date (as defined herein), and to pay interest to the Holder on the principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions.

1. DEFINITIONS. As used in this Debenture, the following terms shall have the meanings set forth in this Section 1:

         "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary thereof fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

         "BLOOMBERG" means Bloomberg Financial L.P. (or its successor to reporting stock prices).

         "CHANGE OF CONTROL TRANSACTION" means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

         "CLOSING DATE" shall have the meaning set forth in the Purchase Agreement.

        "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market on which the Common Stock is then listed or quoted; (b) if the Common Stock is not then listed or quoted on an Eligible Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on an Eligible Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sales price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder.

         "COMMISSION" means the Securities and Exchange Commission.
          ----------

         "COMMON STOCK" means the Company's common stock, par value $.01 per share, and stock of any other class into which such shares may be reclassified or changed.

         "COMMON STOCK EQUIVALENTS" means any issuance by the Company or a subsidiary thereof of securities (including any rights, options, warrants, or preferred stock) or debt that is convertible into, exercisable or exchangeable for, or otherwise entitles the holder thereof to receive at any time, shares of Common Stock or securities that entitle the holder to receive, directly or indirectly, shares of Common Stock.

         "CONVERSION AMOUNT" means the sum of (i) the principal amount of this Debenture to be converted, redeemed or otherwise with respect to which this determination is being made, (ii) all accrued but unpaid interest thereon and
(iii) any other amounts owing with respect to such principal amount and accrued and unpaid interest.

         "CONVERSION PRICE" means (A) as of any Conversion Date or other date of determination during the period beginning on the Original Issue Date and ending on and including the day immediately preceding the Maturity Date, the Fixed Conversion Price; and (B) as of any Conversion Date or other date of determination on or after the Maturity Date, the Maturity Conversion Price (in case of either (A) or (B), as adjusted in accordance with Section 6(g)).

         "CONVERSION RATE" means the Conversion Amount being converted divided by the Conversion Price.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq or the Nasdaq SmallCap Market.

         "EQUITY CONDITIONS" means, with respect to a specified issuance of Common Stock or Conversion Amount, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder pursuant to an effective registration statement, and the prospectus thereunder is available for use by the Holder to sell such shares or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing on such Eligible Market upon issuance; (iv) such issuance would be permitted in full without violating Section 5(a) hereof or the rules or regulations of the Eligible Market on which such shares are listed or quoted; (v) no Bankruptcy Event has occurred;
(vi) no Triggering Event nor any event that with the passage of time and without being cured would constitute a Triggering Event has occurred and not been cured,
(vii) no public announcement of a pending or proposed Change of Control Transaction has occurred that has not been abandoned, terminated or consummated and (viii) the Company is not in default with respect to any material obligation hereunder or under any other Transaction Document.

         "FIXED CONVERSION PRICE" means $3.5163.
          ----------------------

         "FUNDAMENTAL TRANSACTION" any (i) merger or consolidation of the Company with or into another Person, (ii) any sale of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

         "HOLDER CONVERSION DATE" is the date specified in a Holder Conversion Notice to effect conversions of Debentures under Section 6(a)(i), which date may not be prior to the date the Holder delivers such Holder Conversion Notice. If no Holder Conversion Date is specified in a Holder Conversion Notice, then the Holder Conversion Date for such notice shall be the date that such notice is deemed delivered hereunder.

         "IP SECURITY AGREEMENT" means the Intellectual Property Security Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "LIQUIDATION" means for any Person, any liquidation, dissolution or winding-up of such Person, whether voluntary or involuntary, by operation or law or otherwise.

         "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of
(i) the greater of (A) 115% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, and (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on the Trading Day immediately preceding (x) the date of the Triggering Event or the Conversion Date, as the case may be or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Closing Price on (x) the date of the Triggering Event or the Conversion Date, as the case may be or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

         "MATURITY CONVERSION PRICE" means the lower of (i) the Fixed Conversion Price and (ii) the arithmetic average of the VWAP of the Common Stock on each trading day during the 20 consecutive Trading Days immediately preceding the Maturity Date, as appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such 20 Trading Day period.


         "MATURITY  DATE"  means March 25,  2006,  unless  extended  pursuant to
Section 8(a).


         "NASDAQ" means the Nasdaq National Market.
          ------

         "ORIGINAL ISSUE DATE" means the date of the first issuance of any Debentures regardless of the number of transfers of any particular Debenture and regardless of the number of certificates which may be issued to evidence such Debentures.

         "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         "PREFERRED STOCK" shall have the meaning set forth in the Purchase Agreement.

         "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "REGISTRATION STATEMENT" means a registration statement meeting the requirements of the Registration Rights Agreement and covering the resale of, all Underlying Shares by the Holders, who shall be named as "selling stockholders" thereunder.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY AGREEMENT" means the Security Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "STRATEGIC TRANSACTION" means a transaction or relationship in which the Company issues shares of Common Stock to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

         "TRADING DAY" means: (a) a day on which the shares of Common Stock are listed or quoted and traded on a Eligible Market, or (b) Eligible Market if the shares of Common Stock are not listed or quoted and traded on a Eligible Market, any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

         "UNDERLYING SHARES" means, collectively, the shares of Common Stock issuable upon conversion of the Conversion Amount of Debentures in accordance with the terms hereof.

         "VWAP" means, with respect to any date of determination, the daily volume weighted average price (as reported by Bloomberg using the VAP function) of the Common Stock on such date of determination, or if there is no such price on such date of determination, then the daily volume weighted average price on the date nearest preceding such date.

         "WARRANTS" shall have the meaning set forth in the Purchase Agreement.

2.       INTEREST.
         --------

(a) The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 5% per annum, payable quarterly in arrears on (x) each March 31, June 30, September 30 and December 31, beginning on June 30, 2002, except if such date is not a Trading Day, in which case such interest shall be payable on the next succeeding Trading Day (each, an "INTEREST PAYMENT DATE") and (y) to the extent not paid on an Interest Payment Date, at the option of each Holder, each Conversion Date (as defined below). Interest shall be calculated on the basis of a 365-day year and shall accrue daily commencing on the Original Issue Date.

(b) Subject to the conditions and limitations set forth below, the Company will pay interest at its option either (i) in cash, or (ii) by delivering by the third Trading Day following the Interest Payment Date, a number of freely tradable shares of Common Stock equal to the quotient obtained by dividing the amount of such interest by the arithmetic average of the VWAP for each of the five Trading Days immediately preceding (but not including) the Interest Payment Date. The Company must deliver written notice to the Holder indicating the manner in which it intends to pay interest at least ten Trading Days prior to each Interest Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Interest Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to pay such interest in cash. All interest payable in respect of the Debentures on any Interest Payment Date must be paid in the same manner. Notwithstanding the foregoing, the Company may not pay interest in shares of Common Stock unless, at such time, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of the full amount of the Conversion Amount of Debentures. If the Company is required to but fails for any reason to pay interest in cash by the third Trading Day following an Interest Payment Date, any Holder may (but shall not be required to) treat such interest as if it had been added to the principal amount of the Debentures as of such Interest Payment Date. Any interest to be paid in cash hereunder that is not paid within three Trading Days following an Interest Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such interest is due hereunder through and including the date of payment).

3. REGISTRATION OF DEBENTURES. The Company shall register the Debentures upon records to be maintained by the Company for that purpose (the "DEBENTURE REGISTER") in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this Debenture as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary.

4.  REGISTRATION  OF TRANSFERS AND  EXCHANGES.  The Company  shall  register the transfer of any portion of this Debenture in the Debenture Register upon surrender of this Debenture to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new debenture, in substantially the form of this Debenture (any such new debenture, a "NEW DEBENTURE"), evidencing the portion of this Debenture so transferred shall be issued to the transferee and a New Debenture evidencing the remaining portion of this Debenture not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Debenture by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Debenture. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange. Transfers of this Debenture and the shares of Common Stock issuable on conversion thereof hereby are governed by Section 3.1 of the Purchase Agreement.

5.       Intentionally left blank

6.       CONVERSION.
         ----------

(a) (i) AT THE OPTION OF THE HOLDER. All or any portion of the Conversion Amount of this Debenture shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(a)(iii)), at the Conversion Rate, at the option of the Holder, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions under this Section 6(a)(i) by delivering the Company with a written notice in the form attached hereto as EXHIBIT A (a "HOLDER CONVERSION NOTICE").

(ii) AT OPTION OF THE COMPANY. Following the 18th month anniversary of the Original Issue Date, if the VWAP for each of 20 consecutive Trading Days (such 20 consecutive Trading Day period is hereinafter referred to as the "DETERMINATION PERIOD") equals or exceeds 175% of the Conversion Price in effect on the Original Issue Date (as adjusted for stock splits, stock dividends, stock combinations and other similar transactions) (the "PRICING THRESHOLD"), then the Company may, subject to the limitations set forth herein and in Section 6(a)(iii), require the Holder to convert all or any portion of the outstanding Conversion Amount of Debentures held by it at the Conversion Rate on the Company Conversion Date (as defined below). Notwithstanding the foregoing, the Company may not require any conversion under this paragraph (and any notice thereof will be void), unless: (A) the VWAP for each of the 20 consecutive Trading Days immediately preceding the date the Company Conversion Notice (as delivered below) is delivered exceeds the Pricing Threshold and (B) from the beginning of the Determination Period through and including the Company Conversion Date: (i) the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding principal amount of Debentures and (ii) the VWAP on each Trading Day during such period exceeds the Pricing Threshold. The Company shall effect conversions under this Section 6(a)(ii) by delivering to the Holder a written notice in the form attached hereto as EXHIBIT B (the "COMPANY CONVERSION NOTICE"), which Company Conversion Notice, once given, shall be irrevocable. The fifth Trading Day following the date of receipt of the Company Conversion Notice is referred to herein as the "COMPANY CONVERSION DATE." A Holder Conversion Notice and a Company Conversion Notice are sometimes referred to herein as a "CONVERSION NOTICE" and a Holder Conversion Date and a Company Conversion Date are sometimes referred to herein as a "CONVERSION DATE."

(iii)    CERTAIN CONVERSION RESTRICTIONS.
         --------------------------------

(A) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Debentures (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Holder Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares issuable in respect of such Holder Conversion Notice does not violate the restriction contained in this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days' prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(B) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Debentures (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Holder Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares issuable in respect of such Holder Conversion Notice does not violate the restriction contained in this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein.

(C) If the Company has not previously obtained the Shareholder Approval (as defined below), then the Company may not issue in excess of the Issuable Maximum upon conversions of the Debentures at a price per share that is less than the Closing Price on the Trading Day immediately preceding the Closing Date (other than to the extent such price per share is reached due to adjustments to conversion prices due to stock splits of the Common Stock). The "ISSUABLE MAXIMUM" means a number of shares equal to 6,383,151 (which equals 19.99% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Closing Date), less a number of shares equal to the shares of Common Stock previously issued upon (x) conversion of any shares of Preferred Stock, if any or (y) exercise of any Warrants, in each case of (x) and (y) of a price per share that is less than the Closing Price on the Trading Date immediately preceding the Closing Date (other than to the extent such price per share is reached due to adjustments to conversion prices due to stock splits of the Common Stock) (the "THRESHOLD PRICE"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing: (x) the principal amount of Debentures issued and sold to such Holder on the Original Issue Date by (y) the aggregate principal amount of Debentures issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold Debentures, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion Date: (A) the Conversion Price then in effect is less than the Closing Price on the Trading Day immediately preceding the Closing Date (other than to the extent such Conversion Price has been reached due to adjustments as a result of stock splits of the Common Stock) is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding principal amount of Debentures, together with any shares of Common Stock previously issued upon conversion of Debentures or shares of Preferred Stock, if any, and upon exercise of Warrants (each at a price below the Threshold Price) would exceed the Issuable Maximum, and (B) the Company shall not have previously obtained the vote of shareholders, as may be required by the applicable rules and regulations of the Nasdaq (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof (the "SHAREHOLDER APPROVAL"), then the Company shall issue to the Converting Holder or a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the principal amount of Debentures then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS PRINCIPAL AMOUNT"), the applicable Holder shall have the right to require the Company to either: (1) obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 90th day after such request, or (2) pay cash, as liquidated damages and not as a penalty, in an amount equal to the Excess Principal Value (as defined below). If a Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed to obtain the Shareholder Approval on or prior to the 90th day after such request, then within three (3) days of such 90th day, the Company shall pay cash to such Holder an amount equal to Excess Principal Value. If the Company fails to pay the Excess Principal Value in full pursuant to this Section within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum or such lesser maximum amount that is permitted to be paid by applicable law, to such Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full. Any such payment of the Excess Principal Value shall be deemed to constitute the Holder's payment in full for the Excess

Principal Amount The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversions of Debentures shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto. "EXCESS PRINCIPAL VALUE" means the sum of:
(i) the greater of: (A) the Excess Principal Amount and (B) the product of (a) the Closing Price on the Trading Day immediately preceding (x) the date of the applicable Conversion Date or (y) the date of payment in full by the Company of the Excess Principal Value, whichever is greater, and (b) the Conversion Price calculated on the date of the applicable Conversion Date, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Excess Principal Amount.

(b)      MECHANICS OF CONVERSION.
         -----------------------

(i) The number of Underlying Shares issuable upon any conversion hereunder shall (subject to the limitations of Section 6(a)(iii)) equal the Conversion Amount to be converted (including any interest that has been added to such principal amount in accordance with Section 2 hereof ), divided by the Conversion Price.

(ii) By the third Trading Day after each Conversion Date, the Company shall issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion which, unless required by the Purchase Agreement, shall be free of all restrictive legends. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. If the Company's transfer agent is eligible to participate in the Depositary Trust Corporation DWAC system and no legends are required to be included on the certificates representing Underlying Shares pursuant to the Purchase Agreement, the Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(c) To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture being converted unless the aggregate principal amount represented by such Debenture is being converted, in which event, the Holder shall deliver such Debenture promptly to the Company (it being understood that such delivery is not a condition precedent to the Company's obligations to deliver Underlying Shares upon such conversion). Conversions hereunder shall have the effect of lowering the outstanding principal amount represented by such Debenture in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the Conversion Amount represented by such Debenture converted and the date of such conversions.

(d) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Debenture, in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares.

(e) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such certificate or certificates in the manner required pursuant to Section 6(b), then the Holder will have the right to rescind such conversion provided notice of such rescission is provided prior to receipt of such Underlying Shares.

(f) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such certificate or certificates in the manner required pursuant to Section 6(b), and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the aggregate number of Underlying Shares that the Company was required to deliver to the Holder in connection with the conversion at issue by (2) the Closing Price at the time of the obligation giving rise to such purchase obligation and
(B) at the option of the Holder, either reinstate the principal amount of Debentures and equivalent number of Underlying Shares for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with a market price on the date of conversion totaling $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(g) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price in effect on any Conversion Date shall be subject to adjustments in accordance with this
Section 6(g):

(i) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while any Debentures are outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(ii) PRO RATA DISTRIBUTIONS. If the Company, at any time while any Debentures are outstanding, shall issue rights, warrants or options to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, warrants or options, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Closing Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

(iii) SUBSEQUENT EQUITY SALES. (A) Subject to the provisions of Section 6(a)(iii) and other than issuances pursuant to Sections 6(g)(i) or 6(g)(ii), if while any Debentures are outstanding the Company shall issue shares of Common Stock, or there shall be issued any Common Stock Equivalents, entitling any Person to acquire shares of Common Stock at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then upon each such issuance, at the option of the Holder, the Conversion Price shall be replaced with the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof).

(B)  Notwithstanding  the  foregoing,  no adjustment  will be made under Section
6(g)(iii)(A) as a result of:(i) any issuance of Common Stock or Common Stock Equivalents in connection with the acquisition by the Company of all or substantially all of the securities or assets of another entity, (ii) a bona fide underwritten public offering of the Common Stock with gross proceeds to the Company in excess of $30,000,000 (which shall not include equity lines of credit or similar transactions), (iii) any grant of options or Common Stock to employees, officers, directors or bona fide consultants of the Company pursuant to any incentive plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (iv) any stock sold under the Company's employee stock purchase plan; (v) any payment of interest on the Debentures in shares of Common Stock or (vi) the issuance of shares of Common Stock in connection with a Strategic Transaction.

(iv) ADDITIONAL DISTRIBUTIONS. If the Company, at any time while any Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 6(g)(iii)(B)), then in each such case the Conversion Price at which the Conversion Amount of Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) CALCULATIONS. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(vi) NOTICE OF ADJUSTMENTS. Whenever the Conversion Price is adjusted pursuant to the terms hereof the Company shall promptly mail to each Holder, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(h) RECLASSIFICATIONS; SHARE EXCHANGES. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control Transactions), the Holders of the Debentures then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holders shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Debentures could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

(i)      FUNDAMENTAL TRANSACTIONS.
         ------------------------

(A) In case of any Fundamental Transaction, a Holder shall (subject to Section 6(i)(1)(B)), have the right to do any of the following: (1) convert the
Conversion Amount of its Debentures into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction and such Holder shall be entitled upon such Fundamental Transaction to receive such amount of securities, cash and property as the shares of Common Stock into which the Conversion Amount of such Debentures could have been converted immediately prior to such Fundamental Transaction would have been entitled, (2)(x) require the surviving entity to issue debentures in such principal amount equal to the Conversion Amount of the Debentures held by such Holder prior to such Fundamental Transaction, plus all other amounts owing thereon, which newly issued convertible debentures shall have identical terms to the terms of the Debentures and shall be entitled to all of the rights and privileges of a Holder set forth herein and the agreements pursuant to which the Debentures were issued, and (y) simultaneously with the issuance of such convertible debentures shall have the right to convert such shares only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction (the conversion price applicable for the newly issued convertible debentures shall be based upon the value and amount of securities, cash and property that each share of Common Stock would receive in such Fundamental Transaction, the Conversion Ratio immediately prior to the effectiveness or closing date for such Fundamental Transaction and the Conversion Price stated herein), or (3) require the Company to prepay all of the Conversion Amount of Debentures held by it for a prepayment price equal to 110% of the Conversion Amount of Debentures, plus all other amounts owed thereon.

(B) Notwithstanding the foregoing, and subject to the conditions set forth herein, if following the first year anniversary of the Closing Date, the Company consummates a consolidation, merger or other business combination with or into another Person (other than: (x) a consolidation, merger or other business combination in which holders of the Company voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (y) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company) in which the cash consideration to be paid for each share of Common Stock equals or exceeds 200% of the Conversion Price in effect immediately prior thereto, the Holder hereof shall be deemed to have automatically converted the Conversion Amount of this Debenture at the Conversion Price immediately prior to the consummation of such transaction and will then be entitled in such transaction to the same consideration as the Underlying Shares issuable upon such conversion would be entitled in such transaction. Notwithstanding the foregoing, the automatic conversion pursuant to this Section shall not occur unless all Equity Conditions other than (viii) are satisfied with respect to all of the shares of Common Stock proposed to be so issued upon automatic conversion by the Company and such shares are freely tradable by the Holders.

(C) Any Fundamental Transaction shall include such terms so as continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such Fundamental Transactions. The rights set forth in Section 6(i)(A) shall not alter the rights of a Holder set forth in Section 7, provided, that, a Holder may only exercise the rights set forth in Section 6(i)(A) or the rights set forth in Section 7 with respect to a single event giving rise to such rights.

(j) NOTICE OF CORPORATE EVENTS. If (a) the Company shall declare a dividend (or any other distribution) on the Common Stock, (b) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (c) the Company shall authorize the granting to all holders of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (d) the approval of any stockholders of the Company shall be required in connection with any Change of Control Transaction or Fundamental Transaction, or (e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then the Company shall file a press release or Current Report on Form 8-K to disclose such occurrence and notify the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which any such Change of Control Transaction or Fundamental Transaction is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon any such Change of Control Transaction or Fundamental Transaction. Holders are entitled to convert the Conversion Amount of this Debenture during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

(k) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding principal amount of Debentures. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized and issued and fully paid and nonassessable.

(l) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Price on the applicable Conversion Date. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon a conversion hereunder, the Company shall pay an amount in cash equal to the Conversion Price multiplied by such fraction.

(m) The issuance of certificates for Common Stock on conversion of principal amount of this Debenture shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted.

(n) Any and all notices or other communications or deliveries to be provided by the Holders, including, without limitation, any Holder Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Financial Officer of the Company addressed to 2092 Gaither Road, Rockville, MD 20850, Facsimile No.: (301) 296-2301, attention Chief Financial Officer, or to such other address or facsimile number as shall be specified in writing by the Company for such purpose. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time)(with confirmation of transmission), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

7.       PREPAYMENT UPON TRIGGERING EVENTS.
         ---------------------------------

(a) Upon the occurrence of a Triggering Event (as defined below), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, and by delivery of a written notice to the Company (a "TRIGGERING EVENT NOTICE") to require the Company to prepay all or a portion of the Debentures then held by such Holder for a prepayment price, in cash, equal to the sum of (i) the Mandatory Prepayment Amount plus (ii) with respect to the number of Underlying Shares issued in respect of conversions hereunder in the ten Trading Days prior to the delivery of a Triggering Event Notice and then held by the Holder, the product of (A) such number of Underlying Shares and (B) the Closing Price on the date such prepayment is demanded or the date the prepayment price hereunder is paid in full, whichever is greater (such sum, the "PREPAYMENT PRICE"). The Prepayment Price shall be due and payable within five Trading Days of the date on which a Triggering Event Notice is provided by a Holder. If the Company fails to pay the Prepayment Price hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 15% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Prepayment Price, plus all such interest thereon, is paid in full. For purposes of this Section, principal amount of Debentures shall remain outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof. Notwithstanding anything herein to the contrary, upon the occurrence of a Triggering Event pursuant to
(iii) below, all outstanding principal and accrued but unpaid interest on this Debenture shall immediately become due and payable in full in cash, without any further action by the Holder, and the Company shall immediately be obligated to pay the Prepayment Price pursuant to this paragraph as if the Holder had delivered a Triggering Event Notice immediately prior to the occurrence of any such Triggering Event.

                  A "TRIGGERING EVENT" means the occurrence of any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment (free of any claim of subordination) of principal or liquidated damages in respect of any Debentures, as and when the same becomes due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) or any default in the payment (free of any claim of subordination) of interest in respect of any Debentures, within five Business Days of when the same becomes due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii) the Company or any Subsidiary defaults in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $500,000, whether such indebtedness now exists or is hereafter created, and such default results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(iii)    a Bankruptcy Event;

(iv) the failure of a Registration Statement to be declared effective by the Commission by the 30th day after the applicable Effective Date (as defined in the Registration Rights Agreement);

(v) if, during the Effectiveness Period (as defined in the Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to utilize the prospectus therein to resell Registrable Securities (as defined in the Registration Rights Agreement), for more than an aggregate of twenty Trading Days (which need not be consecutive Trading Days);

(vi) the failure of the Common Stock to be listed for trading on a Eligible Market or the suspension of the Common Stock from trading on a Eligible Market, for more than three consecutive Trading Days;

(vii) the Company shall fail for any reason to deliver certificates representing Underlying Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the tenth day after the Conversion Date or the Company shall provide notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of Debentures in accordance with the terms hereof;

(viii) the Company shall be a party to any Change of Control Transaction which is not a Fundamental Transaction, shall agree to sell (in one or a series of related transactions) more than 33% of its assets or shall redeem more than a de minimis number of Common Stock or other Junior Securities (other than redemptions of Underlying Shares);

(ix) an Event (as defined in the Registration Rights Agreement) shall not have been cured prior to the expiration of 60 days from the Event Date (as defined in a Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Registration Statement to be declared effective by the Commission by the 30th day after the applicable Effective Date, which shall be covered by Section 7(a)(i));

(x) the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within seven days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event within seven days of the date due;

(xi) the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

(xii) the Company shall default on any of its material obligations under any of the Transaction Documents, and such default shall not, if subject to the possibility of a cure by the Company, have been remedied within twenty Trading Days after the date on which written notice of such failure or breach shall have been given;

(xiii) the Company shall fail to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 by March 31, 2003 (the "2002 ANNUAL REPORT"); or

(xiv) the Company shall fail to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 by March 31, 2004.

8.       ADDITIONAL EVENTS.
         -----------------

(a) If any Debentures remain outstanding on the Maturity Date, then the Conversion Amount of all such Debentures shall, at the Company's option, either:
(I) be converted at the Conversion Rate as of the Maturity Date without the Holder being required to give a Conversion Notice on the Maturity Date (a "MATURITY DATE MANDATORY CONVERSION"), or (II) be redeemed for an amount in cash (the "MATURITY DATE REDEMPTION PRICE") equal to the Conversion Amount being redeemed (a "MATURITY DATE MANDATORY REDEMPTION"). The Company shall be deemed to have elected a Maturity Date Mandatory Redemption unless (i) it delivers to the Holder at least 30 Trading Days prior to the Maturity Date, written notice of its election to effect a Maturity Date Mandatory Conversion and (ii) the Equity Conditions are satisfied with respect to all shares of Common Stock issuable upon a Maturity Date Mandatory Conversion on each of the 30 Trading Days immediately preceding the Maturity Date. If the Company elects or is deemed to have elected a Maturity Date Mandatory Redemption, then on the Maturity Date, the Company shall pay to the Holder, by wire transfer of immediately available funds, an amount equal to the Maturity Date Redemption Price. If the Company elects or is deemed to have elected a Maturity Date Mandatory Redemption and fails to redeem any Conversion Amount which is outstanding on the Maturity Date, by payment of the Maturity Date Redemption Price, then in addition to any remedy the Holder may have under this Debenture, the Purchase Agreement and the Registration Rights Agreement, (X) the Maturity Date Redemption Price payable in respect of such unredeemed Conversion Amount shall bear interest at the rate of 1.5% per month, pro-rated for partial months, until paid in full, and (Y) the Holder shall have the option to require the Company to convert any or all of the Conversion Amount of this Debenture that the Company elected to redeem under this Section 8(a) and for which the Maturity Date Redemption Price (together with any interest thereon ) has not been paid, into shares of Common Stock equal to the number which results from dividing the applicable Maturity Date Redemption Price (together with any interest thereon) by the Conversion Price then in effect. If the Company has timely elected a Maturity Date Mandatory Conversion, then the Conversion Amount with respect to which the Company has elected a Maturity Date Mandatory Conversion which remains outstanding on the Maturity Date shall be converted at the Conversion Rate on the Maturity Date as if the Holder had delivered a Conversion Notice with respect to such Conversion Amount on the Maturity Date. Promptly following the Maturity Date, the Holder shall surrender this Debenture, duly endorsed for cancellation, to the Company or the Company's transfer agent. If the Company has elected a Maturity Date Mandatory Conversion or has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then, at the option of the Holder, the Maturity Date shall be extended for this Debenture for as long as (A) the conversion of this Debenture would violate the provisions of Section 6(a)(iii),
(B) a Triggering Event shall have occurred and be continuing, or (C) an event shall have occurred and be continuing which with the passage of time and the failure to cure would result in a Triggering Event. Notwithstanding anything to the contrary in this Section 8(a), the Holder may convert this Debenture
(subject to Section 6(a)(iii)) into shares of Common Stock at the Conversion Price then in effect pursuant to Section 6(a)(i) on or prior to the date immediately preceding the Maturity Date.

(b) If the Company's Earnings Before Interest, Taxes, Depreciation and Amortization less Capital Expenditures (the "ADJUSTED EBIDTA") for the fiscal year ending December 31, 2002 is less than $2,750,000, then a Holder may, at any time and from time to time, require the Company to prepay, all or a portion of, up to 50% of the outstanding principal of the Debentures held by it for a prepayment price equal to the aggregate outstanding principal of Debentures elected to be prepaid plus all amounts owing therein.

(c) If the Adjusted EBIDTA for the Company's fiscal year ending December 31, 2003 is less than $6,500,000, then a Holder may, at any time and from time to time, require the Company to prepay, all or a portion of, up to 100% of the outstanding principal of the Debentures held by it for a prepayment price equal to the aggregate outstanding principal of Debentures elected to be prepaid plus all amounts owing therein.

(d) A prepayment price payable pursuant to Section 8(b) or (c) shall be paid on the 30th Trading Day following the date a Holder delivers a request therefor to the Company (the date such request is delivered, the "REQUEST DATE" and the 30th Trading Day following the Request Date, the "DUE DATE"). No later than the 10th Trading Day following the Request Date, the Company shall deliver a notice (a "COMPANY REPLY") to such Holder indicating its irrevocable intent, subject to the conditions and limitations set forth below, to pay the applicable prepayment price either entirely in cash or entirely in shares of Common Stock. Failure to timely provide a Company Reply shall be deemed an election by the Company to pay such prepayment price hereunder in cash. No later than the 10th Trading Day prior to the Due Date, such Holder shall deliver a notice to the Company indicating the principal amount of Debentures it elects to have the Company prepay pursuant to the terms of Section 8(b) or (c). Any prepayment price permitted to be paid hereunder in shares of Common Stock shall be calculated based on the arithmetic average of the VWAP for each of the 20 Trading Days immediately preceding either: (x) the Due Date or (y) the date such shares of Common Stock are actually delivered (if such shares of Common Stock are not delivered on the Due Date), whichever is lower. Notwithstanding the foregoing, the Company may not pay such prepayment price in shares of Common Stock (and any Company Reply delivered hereunder shall be void) and must make such payment in full in cash unless, during the period between the Request Date and the Due Date, the Equity Conditions are satisfied with respect to all of the shares of Common Stock proposed to be so issued and such shares are freely tradable by the Holders. At any time on or prior to the Due Date, the Holders may convert any or all of the Conversion Amount of Debentures, and the Company shall honor any such conversions in accordance with the terms hereof.

(e) Any prepayment price to be paid in cash hereunder which is not paid within five Trading Days following the date due to be paid shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such payment is due hereunder through and including the date of payment). For purposes of this Section, principal amount of Debentures shall remain outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof.

9. RANKING. This Debenture ranks pari passu with all other Debentures now or hereafter issued pursuant to the Transaction Documents. No indebtedness of the Company is senior to this Debenture in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to the Company's obligations under the Debentures, other than indebtedness secured by purchase money security interests (which will be senior only as to the underlying assets covered thereby) and indebtedness under capital lease obligations (which will be senior only as to the assets covered thereby).

10. SECURED OBLIGATION. The payment obligations under this Debenture and the obligations of the Company to the Holder arising upon the conversion of all or any of the Debentures in accordance with the provisions hereof are secured pursuant to the Security Agreement and the IP Security Agreement. Such agreements will terminate with respect to the Holder upon the earlier of: (i) the date on which the Company's Adjusted EBITDA for the fiscal year ending December 31, 2002 (as reflected in the 2002 Annual Report) is equal to or greater than $2,750,000 or (ii) the date on which all payments hereunder have been made in full or the Debenture has otherwise been converted pursuant to the terms hereof

11.      MISCELLANEOUS.

(a) This Debenture shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. All of the Debentures may be amended in writing signed by the Company and Holders (and their successors and assigns) holding Debentures having a principal amount equal to at least 2/3 of the outstanding aggregate principal amount of the Debentures and such amendments will be binding upon the Holder hereof.

(b) Subject to Section 11(a), above, nothing in this Debenture shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Debenture. This Debenture shall inure to the sole and exclusive benefit of the Company and the Holder.

(c) All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS DEBENTURE OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(d) The headings herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Debenture shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Debenture shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Debenture.

(f) No provision of this Debenture may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, or, in the case of a waiver, by the Holder. No waiver of any default with respect to any provision, condition or requirement of this Debenture shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g) Except pursuant to Sections 6, 7 and 8 hereunder, the outstanding principal amount and interest under this Debenture shall not be subject to prepayment or redemption by the Company without the prior written consent of the Holder.

                  (h) To the extent that the Company makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  (i) So long as any Debentures are outstanding, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any prohibition, limitation or restriction on the ability of the Company to make any payments owed to the Holder hereunder.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                 VISUAL NETWORKS, INC.


                 By:________________________________
                 Name:
                 Title:

                                    EXHIBIT A

                    NOTICE OF CONVERSION AT OPTION OF HOLDER

(To be executed by the Registered Holder in order to convert Debentures)

     The undersigned hereby elects to convert the Conversion Amount of the Debenture indicated below, into shares of Common Stock of Visual Networks, Inc. as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Debenture.

Conversion calculations:

    Conversion Date______________________


    Conversion Amount____________________


    Principal amount of Debenture remaining after Conversion:___________________


    Number of shares of Common Stock to be Issued:______________________________

    Conversion Price:____________________


    Signature:____________________________

    Name:_________________________________

    Address:______________________________

            ______________________________

     By the delivery of this Notice of Conversion the Holder represents and warrants to the Company that its ownership of the Common Stock does not exceed the restrictions set forth in Sections 6(a)(iii)(A) and 6(a)(iii)(B) of the Debenture.

                                    EXHIBIT B

                  NOTICE OF CONVERSION AT OPTION OF THE COMPANY

(To be Executed by the Visual Networks, Inc.
in order to convert Debentures)

     The undersigned in the name and on behalf of Visual Networks, Inc., hereby notifies the addressee hereof of its election to exercise its right to convert the Conversion Amount of the Debenture indicated below, into shares of Common Stock as of the date. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than in the name of the addressee. All terms used in this Notice shall have the meanings set forth in the Debenture.

Conversion calculations:

    Principal amount of Debentures owned prior to conversion:__________________


    Conversion Amount:___________________


    Principal amount of Debentures remaining after Conversion:_________________


    Number of shares of Common Stock to be Issued:_____________________________

    Conversion Price:_____________________


    Signature:____________________________

    Date:_________________________________

Schedule 1

CONVERSION SCHEDULE

     5% Senior Secured Convertible Debentures due March 25, 2006 in the aggregate principal amount of $10,500,000 issued by Visual Networks, Inc. This Conversion Schedule reflects conversions made under the above referenced Debentures.


Dated:______________________________


------------------------------ -------------------------- --------------------- --------------------------- --------------------
Date of Conversion             Conversion Amount          Aggregate Principal   Applicable      Conversion  Mandatory
                                                          Amount Remaining      Price                       Prepayment Amount
                                                          Subsequent to                                     and applicable
                                                          Conversion                                        Liquidating
                                                                                                            Conversion Price
------------------------------ -------------------------- --------------------- --------------------------- --------------------